UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego		92121
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2020, the Board of Directors (the “Board”) of aTyr Pharma, Inc. (the “Company”) approved the 2019 bonus awards for the Company’s named executive officers.  The named executive officers’ other compensation for 2019 was previously reported by the Company in the Summary Compensation Table included in the Company’s prospectus, dated February 5, 2020 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, relating to the Company’s Registration Statement on Form S-1, as amended (File No. 333-235951) and Registration Statement on Form S-1MEF (File No. 333-236285).  As of the date of the Prospectus, bonuses for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table.  Below is a revised Summary Compensation Table, which includes the bonuses paid to the named executive officers and revised total compensation figures for 2019.

Name and Principal Position	Year	Salary ($)	Stocks Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Sanjay S. Shukla, M.D., M.S.	2019	450,000	25,860	82,400	95,625	10,076	663,961
President and Chief Executive Officer	2018	450,000	—	780,000	140,549	9,916	1,380,465

Jill M. Broadfoot(4)	2019	350,000	12,930	20,600	59,500	11,594	454,624
Chief Financial Officer	2018	148,526	—	121,880	58,324	5,393	334,123

Nancy E. Denyes(5)	2019	335,000	—	51,500	49,831	12,932	449,263
General Counsel

(1)

Amounts shown reflect aggregate full grant date fair value of equity-based awards granted during the year in accordance with FASB ASC Topic 718. Pursuant to FASB ASC Topic 718, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)

The amounts reported for 2018 reflect the cash bonus determined by the Company’s compensation committee (the “Committee”) (for the named executive officers other than Dr. Shukla), and by the Board upon recommendation of the Committee (for Dr. Shukla), based on certain performance goals and achievement of certain developmental, clinical or regulatory milestones as specified by the Board upon recommendation of the Committee. The amounts reported for 2019 represent bonuses awarded by the Board on February 25, 2020 based upon recommendation of the Committee, and based on certain performance goals and achievement of certain developmental, clinical or regulatory milestones as specified by the Board upon recommendation of the Committee.

(3)

The amounts reported in 2019 in this column include: (i) 401(k) employer match of $9,500 and life insurance premium of $576 to Dr. Shukla; (ii) 401(k) employer match of $11,018 and life insurance premium of $576 to Ms. Broadfoot; and (iii) HSA employee contribution of $3,900, 401(k) employer match of $8,456 and life insurance premium of $576 to Ms. Denyes.

(4)	Ms. Broadfoot joined the Company and was appointed as the Company’s Chief Financial Officer on July 30, 2018.
(5)	Ms. Denyes was promoted to General Counsel on February 6, 2019 and did not serve as an executive officer in 2018.

.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: February 28, 2020

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